Franklin Bank

The Franklin Family of Community Banks℠

Investor Presentation
September 2007

NASDAQ: FBTX

Forward-Looking

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives, expectations, and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution listeners and readers of this presentation not to place undue reliance on these forward-looking statements because the statements are influenced by factors such as interest rates and the effect of competition that could cause the Company's actual results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors including fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. These factors are discussed in more detail in Franklin Bank Corp.'s Annual Report on Form 10-K for the year ended December 31, 2006.

Agenda

- History / Overview
- Business Drivers
- Business Segments
  - Banking
  - Mortgage Banking
- Mergers and Acquisitions
- Financial Results

Franklin Bank

The Franklin Family of Community Banks[SM]

History / Overview

NASDAQ: FBTX

Franklin Bank Corp. is 5 years old!

- Franklin Bank Corp. began operations in April 2002.
- Franklin Bank Corp. began trading its common stock on the NASDAQ in December 2003 under the ticker symbol FBTX.
- Franklin Bank Corp. raised additional capital through a preferred stock offering trading on the AMEX under the ticker symbol FBK-P.

Why is Franklin different?

We are developing The Franklin Family of Community Banks outside the major metropolitan areas in Texas. The bank is supported by lending production. We aim to be a low cost producer, provide high-quality customer service and an excellent return to our investors.

Franklin Bank Today

- ✓ Scarcity value…one of 9 Texas-based banks
- ✓ Total Assets: $5.5 billion at 6/30/2007
- ✓ Common Stock Ticker Symbol: FBTX – NASDAQ
  - ✓ Institutions 82%
  - ✓ Management and Directors 10%
- ✓ Preferred Stock Ticker Symbol: FBK-P - AMEX

Franklin continues to transform…

Into a commercial bank based in the communities outside the major metropolitan areas of Texas.

Balance Sheet Repositioning Continues


$'s are in thousands
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
$282,816
$646,092
$1,154,159
$1,861,003
$2,174,964
12/31/2003
12/31/2004
12/31/2005
12/31/2006
6/30/2007
Commercial & Consumer Loans
1-4 Family Loans as a % of Total Loans

Management Team

Anthony Nocella	Chief Executive Officer & President of Franklin Bank Corp.
Andy Black	President & Chief Operating Officer of Franklin Bank S.S.B.
Dan Cooper	Executive Vice President & Managing Director - Mortgage Banking
Michael Davitt	Executive Vice President & Managing Director - Commercial Lending
Max Epperson	Executive Vice President & Chief Credit Officer
David Jones	Executive Vice President & General Counsel
Kelley Lee	Executive Vice President & Managing Director of East Texas
Russell McCann	Executive Vice President & Chief Financial Officer
Glenn Mealey	Executive Vice President & Managing Director - Administration
Jan Scofield	Executive Vice President & Chief Information Officer

Board of Directors

Lewis Ranieri, *Chairman of the Board*
Anthony Nocella, *Chief Executive Officer & President*
Lawrence Chimerine
David Golush
James Howard
Alan Master
Robert Perro
William Rhodes
John Selman

Franklin Bank

The Franklin Family of Community Banks℠

Business Drivers

Business Drivers

- Increase earning assets
- Increase community banking deposits
- Increase non-interest income
- Improve operating expense ratio
- Strive to have an efficiency ratio of 50%



Franklin Bank

The Franklin Family of Community Banks℠

Banking

Banking

Franklin offers Community Banking in Texas through 45 community banking offices and Commercial Lending nationwide through 8 commercial lending offices.

Community Banking

Provide "big city" banking to the small towns outside the major metropolitan cities in Texas.

Creating a franchise



OKLAHOMA
Oklahoma City
Albuquerque
Amarillo
Little Rock
UNITED STATES
ARKANSAS
NEW MEXICO
Lubbock
Wichita Falls
Fort Worth
Abilene
Dallas
TEXAS
LOUISIANA
Ciudad Juárez
Waco
Austin
Beaumont
Houston
San Antonio
CHIHUAHUA
Acuña
Piedras Negras
Chihuahua
COAHUILA
Cuauhtémoc
MEXICO
Laredo
Corpus Christi
Gulf of
Hidalgo del
McAllen
NUEVO LEÓN
Copyright © and (P) 1988–2006 Microsoft Corporation and/or its suppliers. All rights reserved. Portions © 1990–2005 InstallShield Software Corporation. All rights reserved. Certain mapping and direction data © 2005 NAVTEQ. All rights reserved. NAVTEQ and NAVTEQ ON BOARD are trademarks of NAVTEQ. © 2005 Tele Atlas North America, Inc. All rights reserved. Tele Atlas and Tele Atlas North America are trademarks of Tele Atlas, Inc.

- Community Banking Offices (45)
- ▲ Corporate Headquarters

FranklinBank

Community bank deposits continue to increase

$'s are in thousands


$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$720,704
$1,252,915
$1,440,714
$1,963,503
12/31/2004
12/31/2005
12/31/2006
6/30/2007

Funding Mix 6/30/07


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2.30%
2.40%
6.40%
11.70%
24.80%
52.40%
5.20%
3.70%
5.90%
16.80%
21.90%
46.50%
3.00%
3.30%
5.30%
17.50%
24.10%
46.80%
4.20%
6.30%
8.80%
22.00%
17.20%
41.50%
2004
2005
2006
2007
Checking
Non-interest Bearing
MMkt & Savings
CD's
Wholesale CD's
FHLB

Franklin Bank

The Franklin Family of Community Banks℠

Mortgage Banking

NASDAQ: FBTX

What is our mortgage business?

- Only 20% of total net income is contributed by Mortgage Banking

- Currently amortizing off approximately $30-40 million per month of single family loans

- Tightening of product guidelines in secondary market causes lower originations

Characteristics of the Placeholder…

- De minimus sub-prime
- Average FICO of 711
- Average loan-to-value of 72%
- No negative amortization or pay-option ARM loans

Single Family Loans 6/30/07

Top Five States

Name	# of Loans	UPB*	% of Total	WA FICO	WA LTV
California	1475	645	35%	719	70%
Texas	2404	169	9%	697	67%
Florida	542	150	8%	705	75%
New York	196	78	4%	707	73%
Virginia	213	74	4%	709	76%
Massachusetts	187	70	4%	718	68%

*million

Single Family Loans 06/30/07

Lien Position

LIEN POSITION	% of Total
1st Lien	99.63%
2nd Lien	.37%

Single Family Loans 06/30/07

Occupancy Type

Occupancy	% of Total
Principal	87%
Inv/2nd Hm	13%

Single Family Loans 06/30/07

Sub-Prime

- Less than 1.8% of total single family loans

Single Family Loans 06/30/07

Adequacy of Reserves

- Forecast Default Rate using mortgage insurance statistics @ 2.5 X annual rate and discount value by 25% for selling costs and decline in market value.
- Calculate MI premium on MI chart.
- The resulting calculations shows that we are adequately reserved against future losses.

Franklin Bank

The Franklin Family of Community Banks℠

Mergers and Acquisitions

NASDAQ: FBTX

Completed 10 acquisitions

Name	Acquisition Date	Assets	Deposits
Franklin Bank	April 2002	$ 61.3MM	$ 58.5 MM
Highland Lakes Bank	April 2003	$ 83.6MM	$ 72.9 MM
Jacksonville Savings Bank	December 2003	$ 468.0MM	$ 399.8 MM
Lost Pines National Bank	February 2004	$ 40.6MM	$ 36.3 MM
Cedar Creek Bank	December 2004	$ 108.1MM	$ 96.7 MM
First National Bank of Athens	May 2005	$ 208.8MM	$ 184.9 MM
Elgin Bank of Texas	July 2005	$ 83.7MM	$ 73.7 MM
Branch Acquisition	December 2005	$ 12.6 MM	$ 274.7 MM
Branch Acquisition	December 2006	$ 3.7 MM	$ 43.0 MM
First National Bank of Bryan (FNB)	May 2007	$ 516.0 MM	$ 471.0 MM
	TOTALS	**$1,586.4 MM**	**$ 1,711.5 MM**

First National Bank of Bryan Profile

- 6 banking offices that provided approximately:
  - $516 million in assets
  - $388 million in community banking / commercial loans
  - $471 million in community banking deposits
- Closed on May 8, 2007
- Integrated technology and operations in 3rd quarter
- Cost saves will be 60% realized by the end of the 4th qtr. 2007

Franklin Bank

The Franklin Family of Community Banks℠

Financial Results

NASDAQ: FBTX

Assets

$'s are in thousands



$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,251,300
$3,479,734
$4,471,252
$5,537,367
$5,545,765
12/31/2003
12/31/2004
12/31/2005
12/31/2006
6/30/2007

Loan Composition 6/30/07


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1.80%
5.20%
3.30%
11.20%
78.40%
2.50%
5.70%
4.70%
17.70%
69.40%
2.40%
4.10%
7.80%
25.80%
59.90%
5.10%
4.90%
11.50%
30.10%
48.40%
2004
2005
2006
2007
Consumer
Commercial
CRE
Builder lines
Single family

Construction Lending Portfolio 6/30/07



$125.9
11%
$400.6
37%
$249.7
22%
$135.1
12%
$205.2
18%
Texas
Orlando
Philadelphia
Phoenix
Other

Total = $1,116.5

*Dollars in Millions

Builder Evaluation

➢ **The Franklin customer base:**

- **Seasoned builders**
  - Large 500-1000 units (not public)
  - Medium 50-500 units
  - 5 or more Years in business
  - Debt to equity- Our portfolio has a 6 to1 target and 3 to 1 average, with many credits being 1 to 1.

Builder Evaluation

- **Profitability**
  - They have shown resiliency in previous periods of declines in the market
  - Manage inventory to sales
  - Low speculative ratios (Covenants are place on each builder and each subdivision)
  - Liquidity
- **Why are they successful?**
  - Driven by profits, not volume

Builder Evaluation

- **Why they are able to manage during tough times, versus public builders?**
  - Control of speculative inventory
  - Committed to local community
  - Strong local reputation and representation
  - Actively sell homes, not order takers

Market Studies

- Franklin Bank is proactive in staying aware of Residential markets across the United States on a macro and individual market basis.

- Franklin Management does the following:
  - Each Region reports quarterly to Management Credit updates on there market in a presentation format.
  - Third Party Studies of Individual Markets (Metro-Study) are received each quarter by the market manager and National EVP.

Market Studies

- Market Managers attend on a regular basis Economic Forecasts provided by various organizations such as Chambers of Commerce, Homebuilder's Association, Realtor's Association, Economic Development meetings.
- Franklin's Chairman and President are members of the National Home Builders Mortgage Roundtable.

Metro Study

- National Third Party Housing Data Source
  - Quarterly Market information on line.
  - Identifies 100% of subdivisions in a market place.
  - Identifies all builders in a geographic area, number of units, price range, history, lot inventories, closings.

Portfolio Subdivisions Analysis

- Franklin Bank makes development loans that become neighborhoods (subdivisions) in individual and planned communities.
- These subdivisions are analyzed by:
  - Market demand analysis:
    - pricing, absorption, competition, product.
  - Verifications
    - zoning, environmental, impact studies, and public approvals.
  - Independent valuation of the developments.



Annual Starts
21 to 60 (15)
3 to 21 (23)
0 to 3 (111)
Subdivisions are sequentially numbered from left to right across the page.
HARRIS
Houston
West Houston Airport
10
Hedwig Village
Bunker Hill Village
West University Place
Southside Place
Bellaire
Mission Bend
1 -West Oaks Place
2 -West Oaks Place-Th's
17 -Parkway Court Patio
20 -Baldwin Square Th's
22 -Oaks of Parkway
34 -Eldridge Green
37 -Park View
38 -West Wind Townhomes
47 -High Star
48 -High Star Landing
51 -Flying Rock Place Th's
58 -Shadowlake Glen
69 -Royal Oaks Court
70 -Royal Oaks 100Ft.
71 -Royal Oaks 70Ft.
74 -Royal Oaks 80Ft
76 -Royal Oaks Estates
77 -Royal Oaks 52Ft
78 -Leisure Place
79 -Sherwood Gardens

TMA

Barker Lake 55Ft.

Market:	HOUSTON
Market Area:	West Northwest
Sub Market:	FM 529/Eldridge

Community:	Barker Lake
County:	Harris
City:	Undefined

Map #	Active Quarter	Builtout Quarter
84C2	2Q02	

Sch Dist:	Cypress-fairbanks Independ
Elem Sch:	Birkes
Middle Sch:	Spillane
High Sch:	Cypress Falls

Prod Type:	Detached
Prod Style:	Single Family
Builder Type:	Production
Buyer Profile:	

Driving Directions
South on Barker Cypress Road from Highway 290 West, right on Little Riata Drive.

☐ Age Targeted	☒ Deed Restricted	☐ Onsite School	☐ Gated	☐ Guarded	Total Tax (Ann%)
☐ Clubhouse/RecCtr	☐ Park(s)	☐ Trails	☐ Full Maint	☐ Lakes/Ponds	Special Tax (Ann$)
☐ Wooded Available	☒ Pool	☐ Tennis Courts	☐ Golf Course	☐ Dockage	$554 HOA Fees (Ann$)

Comments
Tax Rate 3.51

Developer(s)
Laskey Baker

	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	Ann.Rates/ Inv. Supply
Starts	28	27	32	22	17	11	15	1	8	35
Closings	9	15	17	34	45	14	22	14	7	57
Housing Inv	48	60	75	63	35	32	25	12	13	2.7 Mos
VDL Inv	133	106	74	52	35	24	9	8	0	0.0

Builder(s)

Active?	Name
Yes	Hallmark Design Homes
No	Hammonds
No	Imperial Homes Inc.
No	J. Patrick Homes Inc.

ID	Section Name	Quarter Active	Quarter BuiltOut	Price Range	Lot Size	Lot Dim	Occup	Housing Inventory Mod	Fin/Vac	U/C	Total Inv	VDL	Future	Total Units
01	Section 1B	2Q02	1Q07	$147-$217	6,600 sf	55x120	133	0	0	0	0	0	0	133
02	Section 2-Imperial	4Q04	1Q07	$147-$200	6,325 sf	55x115	45	0	0	0	0	0	0	45
05	Section 2-Hallmark	4Q04		$162-$210	6,050 sf	55x110	88	1	5	7	13	0	0	101
	Subdivision Totals						266	1	5	7	13	0	0	279

Hallmark Design Homes	Offered In Secs ...	BR	BA	Garage	Stories	3Q06 Price	4Q06 Price	1Q07 Price	2Q07 Price	Finish Sq.Ft.	Most Recent $/SqFt	Plan Notes
Memphis	05	4	2	2	1	$161,900	$161,900	$161,900	$161,900	1,861	$87.00	
Lauderdale	05	4	2	2	1	$171,900	$171,900	$171,900	$171,900	2,124	$80.93	
St Charles	05	4	2		1	$174,900	$174,900	$174,900	$174,900	2,198	$79.94	
Versailles	05	4	2	2	1	$182,900	$182,900	$182,900	$182,900	2,530	$72.29	
New Orleans	05	4	2.5	2	2	$183,900	$183,900	$183,900	$183,900	2,400	$76.63	
Savannah	05	4	2.5	2	2	$188,900	$188,900	$188,900	$188,900	2,630	$71.83	
Birmingham IV	05	4	2.5	2	2	$196,900	$196,900	$196,900	$196,900	2,883	$68.30	M
Austin	05	4	2	2A	2	$209,900	$209,900	$209,900	$209,900	3,548	$59.16	
Averages						$183,900	$183,900	$183,900	$183,900	2,521	$74.51	

FranklinBank

Barker Lake 55Ft., Continued

Market:	HOUSTON	Community:	Barker Lake
Market Area:	West Northwest	County:	Harris
Sub Market:	FM 529/Eldridge	City:	Undefined

Map #	Active Quarter	Builtout Quarter
84C2	2Q02	

Imperial Homes Inc.

	Offered in Secs ...	BR	BA	Garage	Stories	3Q06 Price	4Q06 Price	1Q07 Price	2Q07 Price	Finish Sq.Ft.	Most Recent $/SqFt	Plan Notes
Bradford	02	3	2	2	1	$146,950	$146,950			1,604	$91.61	
Cambray	02	3	2	2A	1	$148,950	$148,950			1,761	$84.58	
Manchester II	02	3	2		1	$148,950	$148,950			1,691	$88.08	
Hampshire	02	3	2	2	1	$153,950	$153,950			1,886	$81.63	
Ashford	02	4		3A	1	$170,950	$170,950			2,536	$67.41	
Covington	02	3	2	2	2	$173,950	$173,950			2,255	$77.14	
Trenton	02	3	2	3	1	$181,950	$181,950			2,333	$77.99	
Durham	02	4	2.5	2	2	$182,950	$182,950			2,699	$67.78	G
Wimberly	02	4	2	2A	2	$182,950	$182,950			2,535	$72.17	
Covington II	02	4	2.5	2	2	$183,950	$183,950			2,558	$71.91	
Bristol	02	4	2.5	2A	2	$193,950	$193,950			2,993	$64.80	G
Lexington	02	3	2.5	2A	2	$195,950	$195,950			2,915	$67.22	
Bristol II	02	4	3.5	2	2	$197,950	$197,950			3,291	$60.15	
Lexington II	02	3	2.5	2A	2	$199,950	$199,950			3,359	$59.53	
Averages						**$175,950**	**$175,950**	**$0**	**$0**	**2,458**	**$73.72**	

Subdivision Summary

		3Q06 Price	4Q06 Price	1Q07 Price	2Q07 Price	Finish Sq.Ft.	Most Recent $/SqFt
Barker Lake 55Ft.	Averages	$178,841	$178,841	$183,900	$183,900	2,481	$74.00

Price Range = $146,950 to $209,900 *Sq.Ft. Range = 1,604 to 3,548* *$/SF Range = $59 to $92*

Metro Study Second Quarter

- Quotes
  - Phoenix
    - "Vacant Housing inventory, declined 1,909 units from the 4thQ 2006 to 1stQ 2007, declined 506 units 1stQ to 2nd Q2007."
  - Houston
    - "Finished vacant months of supply increased to 2.7 months, its highest level since 1996, but well within its equilibrium range."
  - Tampa
    - "Finished vacant inventory decreased by 524 units, down from 4,745 units of the previous quarter to 4,221 units this quarter."

Construction Activity

- Franklin Bank looks at its construction portfolio on a daily basis within each Regional Office.
- On a monthly basis, management reports are reviewed that presents an accounting of the various components of the Builder Financed Portfolio. These include:
  - Number of pre-sold houses (units and dollars)
  - Number of speculative inventory (units and dollars)
  - Total Committed
  - Total Disbursed
  - Back log of sales
  - Cancellations
  - Inventory

Construction Inspections

- Franklin follows a percentage completion worksheet for all disbursements made against each loan.
- These disbursements are independently verified by third party inspectors.
- Two officers review and approve funding

Risk Management

- Franklin Bank is proactive on analyzing the status of its individual construction loans, as well as, any subdivision loans that are made.
  - Presentations to credit committee's for original approvals.
    - Credit package prepared
    - Each loan has a grade matrix
    - Each loan is stressed for 30% market reduction
    - Risk Management reporting
      - Volumes, credit grades, delinquencies, maturities

Earnings are expected to be…

1st Qtr. - $0.26 (actual)

2nd Qtr. - $0.30 (actual)

3rd Qtr. - $0.32 - $0.34

4th Qtr. - $0.34 - $0.36

2007 $1.22 - $1.26 per diluted share

Why Franklin Bank?

- Attractive markets and solid economics across Texas
- Stable and improving core funding base
- Improving loan portfolio mix
- Expanding net yield on earning assets
- Low risk balance sheet with minimal sub prime exposure and
- Improving operating leverage

Franklin Bank

The Franklin Family of Community Banks[SM]

Thank you for your interest in Franklin Bank (FBTX)!

www.bankfranklin.com